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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 23, 1998


                               PICO HOLDINGS, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

                  California                           0-18786                            94-2723335
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
         (State or other jurisdiction               (Commission                        (IRS Employer
              of incorporation)                      File Number)                       Identification No.)

           875 Prospect Street, Suite 301, La Jolla, California                          92037
           ----------------------------------------------------                          -----
                 (Address of principal executive offices)                              (Zip Code)


         Registrant's telephone number, including area code   (619) 456-6022


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          (Former name or former address, if changed since last report)


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 ITEM 5.  OTHER EVENTS.

         On September 30, 1998, the Registrant publicly announced that it and its wholly-owned subsidiary, Physicians Insurance Company of Ohio, signed an agreement on September 23, 1998 with PC Quote, Inc. The agreement provides for the conversion of Physicians Insurance Company of Ohio's $2,500,000 subordinated convertible debenture into Series A 5% Convertible Preferred Stocks and for the cancellation of the Registrant's $3,290,000 working capital loan in return for Series B 5% Convertible Preferred Stock. A copy of the press release relating to this public announcement is attached hereto as Exhibit 99.

         The agreement is subject to completion of certain conditions, including approval by P C Quote's shareholders.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PICO HOLDINGS, INC.


Date: October 8, 1998                   By: /s/ Gary W. Burchfield
                                           ----------------------
                                           Gary W. Burchfield
                                           Chief Financial Officer and Treasurer

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                                 EXHIBITS INDEX
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 Exhibit Number                                           Description
 --------------                                           -----------
            99.          September 30, 1998 Press Release by PICO Holdings, Inc.


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